UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2007
Skilled Healthcare Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33459 (Commission File Number)	20-3934755 (IRS Employer Identification Number)

27442 Portola Parkway, Suite 200 Foothill Ranch, CA (Address of Principal Executive Offices)		92610 (Zip Code)
(949) 282-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 10, 2007, the Board of Directors (the “Board”) of Skilled Healthcare Group, Inc., a Delaware corporation (the “Company”), appointed Chris Felfe, age 42, the Senior Vice President of Finance and Chief Accounting Officer of the Company. Mr. Felfe, effective immediately, replaces Peter A. Reynolds, who, as previously reported, tendered his resignation from this position on July 19, 2007. Since September 2006, Mr. Felfe has served as the Controller of the Company. From September 2003 to July 2006, Mr. Felfe served as Corporate Controller of Sybron Dental Specialties, Inc., a manufacturer of products for the dental profession, including the specialty markets of orthodontics, endodontics and implantology. From April 2000 to January 2003, Mr. Felfe served as Corporate Controller, and from January 2003 to September 2003, served as Corporate Controller on a consulting basis, of Datum Inc., a supplier of precise timing solutions for telecommunications and other applications. Datum Inc. was acquired by Symmetricom, Inc. in November 2002.
     In connection with Mr. Felfe’s appointment, (i) the Company, through one of its subsidiaries, entered into an employment agreement with him, pursuant to which he will be paid an annual base salary of $225,000, a potential bonus of up to 30% of his annual base salary and a $100,000 retention bonus paid in $25,000 increments every six months over a 24-month period and (ii) the Compensation Committee of the Board granted him 17,568 restricted shares of the Company’s Class A common stock under the Company’s 2007 Incentive Award Plan.
     There is currently no arrangement or understanding between Mr. Felfe and any other persons pursuant to which he was selected as an officer of the Company and Mr. Felfe is not a party to any transaction that would be required to be disclosed by the Company pursuant to Item 404(a) of Regulation S-K. In addition, Mr. Felfe is not related, by blood, marriage or adoption, to any other Company director, executive officer, or person nominated or chosen to become a Company director or executive officer.
     On August 14, 2007, the Company issued a press release announcing the appointment of Mr. Felfe to the position of Senior Vice President of Finance and Chief Accounting Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press Release, dated August 14, 2007, announcing the appointment of Chris Felfe to the position of Senior Vice President of Finance and Chief Accounting Officer of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKILLED HEALTHCARE GROUP, INC.
Registrant
Date: August 14, 2007	/s/ Roland Rapp
Roland Rapp
General Counsel, Secretary and Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated August 14, 2007, announcing the appointment of Chris Felfe to the position of Senior Vice President of Finance and Chief Accounting Officer of the Company.